


Aspen Bio Pharma



Aspen Bio Pharma

NASDAQ: APPY

Corporate Presentation

February 2012

Important Cautions Regarding Forward-Looking Statements

Certain statements made in this presentation are "forward-looking statements" of AspenBio Pharma, Inc. ("AspenBio") as defined by the Securities and Exchange Commission ("SEC"). All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that AspenBio believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made based on experience, expected future developments and other factors AspenBio believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of AspenBio. Investors are cautioned that any such statements are not guarantees of future performance. Actual results or developments may differ materially from those projected in the forward-looking statements as a result of many factors, including our ability to successfully complete required product modifications in a timely and cost effective manner, our ability to successfully complete a pivotal clinical trial for AppyScore™ required for FDA submission, obtain FDA clearance, cost effectively manufacture and generate revenues from AppyScore and other new products, execute agreements required to successfully advance the company's objectives, retain the management team to advance the products, overcome adverse changes in market conditions and the regulatory environment, obtain and enforce intellectual property rights, and realize value of intangible assets.

Furthermore, AspenBio does not intend (and is not obligated) to update publicly any forward-looking statements. The contents of this presentation should be considered in conjunction with the risk factors contained in AspenBio's recent filings with the SEC, including its Quarterly Report on Form 10-Q for the period ended September 30, 2011.

AspenBio is focused on AppyScore™

- AspenBio is developing AppyScore, a blood-based test to aid emergency physicians in the identification of low risk patients when acute appendicitis is suspected.
- AppyScore is designed to help physicians manage *children and adolescents* with abdominal pain suspicious for acute appendicitis who are at low risk of the disease
- Healthcare benefit: *Fewer CTs = Reduced radiation exposure*
- Hospital benefit: *Enhanced decision making, reduced cost and increased workflow*
- Pilot study demonstrated effectiveness of AppyScore in identifying low risk patients
- Substantial global market potential
- First mover advantage




Appendix

Why Focus on the Diagnosis of Abdominal Pain?

Abdominal Pain as Chief ER Complaint:
Up 32% 1999-2008[1] to 8.7 Million[2]

Abdominal vs. Chest Pain as % of Total ER Visits
Patients ≥18 years in U.S., 1999-2008[1]



10.5%
10.0%
10.6%
9.3%
11.1%
9.4%
11.2%
9.1%
11.3%
9.0%
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Abd Pain
Chest Pain



EMERGENCY
ADULT & CHILDREN

By both number & percentage of patients, abdominal pain is the <u>most frequent</u> complaint by patients entering emergency rooms[3]

[1] Trend is significant ($p < 0.05$). Figures are based on 2-year averages. Source: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
[2] NHAMCS Data, 2008 (All reference to abdominal pain are regarding "non-traumatic" abdominal pain)
[3] Emer Med Clinics of North Amer 2001; 19:123-136

...and Why the Focus on Appendicitis?

Appendectomy is #1 Reason for Emergency Abdominal Surgery[1]

- 3.1M CT Scans annually for abdominal pain alone[2]
- Estimated 230K appendectomies in U.S. in 2009[2]
- Children & adolescents represent peak age group[3]
- Appendicitis affects 9% of males and of 7% females over lifetime[3]



Risk of developing Appendicitis with age
Children & Adolescents Peak Age Group
Risk (%)
15
10
5
0
0
20
40
60
80
100
Age (yrs)



Appendix

[1] Ind J Radiol Imag 2006; 16:4:523-532
[2] Source: NHDS from CDC 2009 data
[3] Am Journal of Epidemiology, Addis et al. Johns Hopkins Vol. 132 no. 5

Abdominal Pain Metrics

Patients Entering ER for Abdominal Pain & Receiving Complete Blood Count Test (CBC) Annually (millions)[1]



CBC for Abdominal Pain Total
6.6M
Total ER Visits for Abdominal Pain
9.6M

Greater than 50% of patients suspected of appendicitis are children, adoles-cents and young adults[2]

[1] Source of CBC data NHAMCS 2009
[2] Am Journal of Epidemiology, Addis et al. Johns Hopkins Vol. 132 no. 5

Use of ER Abdominal CT Imaging is Rising Rapidly



Medical imaging (U.S.) in non-traumatic ER visits
Percentage per Symptom 1
Patients ≥18 years in U.S., 1999-2008
Abdominal Pain Imaging up 123% 1999-2008 1
Percent of Visits
3.4
19.9
8.6
4.1
25.8
10.8
7.9
31.2
13.1
10.9
40.8
15.8
15.9
44.3
19.1
1999-2000
2001-2002
2003-2004
2005-2006
2007-2008
Chest Pain
Abdominal Pain
Other symptoms

- Use of advanced medical imaging[1] for non-traumatic abdominal pain is increasing
- However, "liberal use of CT scans in diagnosing appendicitis in children has not resulted in a decreased negative appendectomy rate"[2] (i.e., CT scans did not decrease the removal of non-diseased appendixes)

[1] Includes CT, MRI and Ultrasound, ages 18 and older. SOURCE: CDC/NCHS, National Hospital Ambulatory Medical Care Survey 1999-2008.
[2] J Pediatr Surg. 2004 Jun;39(6):886-90; discussion 886-90.

CT Use in Children Increases Lifetime Cancer Risk

- Children are highly vulnerable to the oncogenic, long term effects of exposure to high doses of ionizing radiation (i.e., from CT)
- Up to 2% of all U.S. cancers will be caused by CT[1]
- Earlier the exposure, the more likely to die from cancer later in life (see chart below)

Lifetime Attributable Risk of Death from Cancer per Million Patients Exposed to 10mGy



Risk of Death from Cancer
500
400
300
200
100
0
Lung cancer
Colon cancer
0
20
40
60
80
Age at Exposure (yr)



Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging
February 2010
Center for Devices and Radiological Health
U.S. Food and Drug Administration
FDA
CDRH

"Our finding of a substantial increase in the use of CT in children who visit emergency departments in the United States underscores the need for special attention to this vulnerable population to ensure that imaging is appropriately ordered, performed, and interpreted."[2]

[1] N Engl J Med 2007; 357:2277-84
[2] Larson et. al., *Radiology* Published online April 5, 2011

CT Usage Not Correlated with Appendicitis Risk



100%
0%
% of Patients Receiving CT Scan
Clinical Study 2010
Pilot Study 2011
41%
74/181
36%
116/324
45%
57/128
39%
69/179
Lower/Mod Risk
High Risk

The percentage of patents suspected of appendicitis who received CT scans have been very similar in both the lower-to-moderate and high-risk groups*

*Risk groups in the 2010 clinical study were based on a modified Alvarado scoring system (9 of the 10 Alvarado items) while the risk groups in the 2011 pilot study were based on a new scoring system (3 of the 10 Alvarado items).

Emergency Department Clinical Work Flow Today

Signs & Symptoms of Appendicitis



Emergency Room History , Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice



Physician Decision



?

CT or US Imaging



Appendectomy





Conservative Management

Emergency Department Clinical Work Flow with AppyScore

Signs & Symptoms of Appendicitis



Emergency Room History , Physical Exam & Risk Assessment Triage

CBC Lab Test Standard of Practice





AppyScore

Physician Decision



CT or US Imaging



Appendectomy



AppyScore Negative



Conservative Management

CT or Ultrasonic ("US") imaging anticipated to be used less with negative AppyScore patients

What Clinicians Want

Experts agree, accurate diagnosis of acute appendicitis is notoriously difficult:

"The diagnostic approach to children with possible appendicitis remains challenging" [1]

"Diagnosis of appendicitis can be challenging even in the most experienced of clinical hands" [2]





Physician feedback indicates clinicians want an acute appendicitis diagnostic that can provide identification of low risk patients with:

- ***Negative Predictive Value ≥ 95%***
- ***Specificity ≥ 35%***
- ***Objective Data***
- ***Rapid Results Turnaround***

[1] Hennelly, Bachur 2011 Curr Opin Pediatr 23(epub ahead of print) [2] Ann Emerg Med. 2010;55:71-116

AppyScore Intended Use & Value Proposition

AppyScore is intended to be used as an aid in the identification of low risk pediatric and adolescent patients presenting with signs, symptoms and medical history suggestive of acute appendicitis.

- ***Blood-based test for the identification of low risk patients***
- ***Rapid processing time and throughput***
- ***Data accessible to hospital via LIS system***
- ***Easy to deploy & use in any hospital setting***




AppyScore™

Meets needs of emergency physicians & laboratory workflow

Aspen has Attributes to Support Appendicitis Test Development

Attributes Required		AspenBio Status
	Large numbers of clinically well characterized patient samples	2,500+ samples with robust clinical information
	Capacity to evaluate large number of potential biomarkers	AspenBio has evaluated 35-40 potential biomarkers
	Ability to develop a mathematical algorithm to predict disease	AspenBio has developed a proprietary algorithm
	Conduct large verification and validation studies capable of determining biomarker panel performance	AspenBio conducted an 11 site, 503 patient pilot study

2011 AppyScore Pilot Study Summary

Patient Inclusion/Exclusion Criteria Included

- Right lower quadrant pain or poorly localized abdominal pain, with other features consistent with or suspicious for acute appendicitis
- Appearance of symptoms within prior 72 hours
- At least 2 years of age and <21 years of age
- No 'advanced imaging' for abdominal pain within prior two weeks

Blood & Data Collection

- 6 – 8 mLs EDTA plasma samples
- Patient history, physical exam, CBC attributes employed in 'appendicitis scoring systems'
- Imaging, disposition/treatment and discharge information

Pilot Study Metrics	
Number of Sites	11
Number of Subjects Analyzed	503
Prevalence of Appendicitis	29%
CT Imaging Rate	37%

Results from 2011 AppyScore Pilot Data (503 Patients)

Results achieved using a Multi-Marker Panel:

- *MRP 8/14 (MRP)*
- *C-Reactive Protein (CRP)*
- *White Blood Cell Count (WBC)*

	AppyScore Multi-Marker Data	
	Results	95% CI
Sensitivity	96%	92 - 99
Specificity	43%	38 - 48
NPV	97%	93 - 99

Appendicitis Prevalence 29%

Aspen Bio Pharma

SAEM 2012 National and Regional Presentations

Society for Academic Emergency Medicine

Presentations of 2011 Pilot Study Results

March 16-17 SAEM Western Regional Meeting in Las Vegas

Dr. David Spiro will present "A Novel BioMarker Panel to Rule Out Acute Appendicitis in Pediatric Patients with Abdominal Pain"

Dr. Michael Wandell will present "Physician Clinical Impression (PCI) Compared to a Novel Clinical Decision Rule (CDR) for Use in Sparing Pediatric Patients with Signs and Symptoms of Acute Appendicitis (AA) Exposure to Computed Tomography (CT)"

Invitation to present- demonstrates growing support among thought leaders

May 9-12 SAEM National Conference in Chicago

Dr. Roger Lewis will present "A Novel BioMarker Panel to Rule Out Acute Appendicitis in Pediatric Patients with Abdominal Pain"

Dr. Michael Brown will present "Physician Clinical Impression (PCI) Compared to a Novel Clinical Decision Rule (CDR) for Use in Sparing Pediatric Patients with Signs and Symptoms of Acute Appendicitis (AA) Exposure to Computed Tomography (CT)"

Algorithm Methodology

When developing a diagnostic test, the goal is to maximize the difference in results between patients that have the disease and those who don't.

•AspenBio has employed advanced proprietary and commercial statistical software packages to ***discover combinations of markers that exhibit high sensitivity*** while maintaining acceptable specificity

•We found the combination of ***three inflammation-related markers enable detection*** of the inflammatory processes associated with appendicitis.

•This combination is expressed as ***"AppyScore,"*** which is calculated by a mathematical equation:

$$a*WBC + b*CRP + c*MRP = AppyScore$$

AppyScore Product Profile



Physician Orders AppyScore w/ CBC



Hematology Analyzer

Determines WBC

+



AppyScore Device

Measures CRP, MRP

Algorithm calculates AppyScore using MRP, CRP, WBC values

AppyScore

AppyScore Estimated Timeline

Product Development Timeline

AppyScore Assay Optimization

In Hospital AppyScore User Study

Finished Product Ready for Pivotal Trial

Complete Analytical Performance Testing

2011 | 2012 | 2013

Submit Final Protocol & Statistical Analysis Plan (FDA Pre-IDE)

Commence Pivotal Trial

Complete Pivotal Trial – Submit to FDA

Note: Date estimates are based on current information and expectations: timeline may change due to regulatory input and other unforeseen factors

Experienced Team - Strong Track Records of Success

- **Steve Lundy -** President & CEO. MicroPhage, GeneOhm Sciences (Acquired by BD), Dianon Systems (Acquired by LabCorp), Bayer

  Commercial leadership in several high growth diagnostic companies (Dianon, AVL, GeneOhm) **resulting in combined exit value of >$1 billion**

- **Dr. Mary Nunnally -** Vice President Quality. Ceragenix Pharmaceuticals, Invitrogen Corp., faculty at UT Southwestern Medical Center at Dallas

  Led AspenBio's recent efforts in ISO 13485 certification

- **Glen Paul Freiberg, RAC -** Regulatory Affairs. Former FDA Investigator, Senior Executive with Gen-Probe, Bard Diagnostics, Boehringer-Mannheim, Coulter Corporation

  Regulatory, Quality, Clinical expertise and clearances/approvals in 510(k), (including CLIA Waiver) PMA, & BLA; extensive world-wide regulatory experience

- **Erik Miller -** VP Marketing & Bus. Development. Biosite (Acquired by Alere), Safety Syringes, & Luminex

  Launched & managed Triage® line, UltraSafe® Safety Devices, Luminex 200™ platform & consumable (MagPlex®) **key sustainable high-margin businesses**

Directors with Diagnostic Experience

- **Daryl J. Faulkner** - Prior CEO Digene, (Acquired by QIAGEN), Invitrogen (Merged w/ Life Technologies Corp.), Abbott Labs
- **John Landon** - Prior director of Digene, chair of Cholestech, and VP & General Manager, DuPont Medical Products

Key Stats: APPY (NASDAQ CM)

Summary Capitalization	
Market Cap. *(2/17/12)*	$6.8M
Shares Outstanding	9.6M
Public Float, est.	9.3M

Summary Balance Sheet	
Cash & Equiv. *(mrq)*	$4.8M
Total Assets *(mrq)*	$10.0M
Total Liabilities *(mrq)*	$6.4M

(mrq) - most recent quarter as of September 30, 2011

Ownership Summary	
Institutional Holdings, est.	25%
Insider Holdings, est.	3%

AspenBio Key Takeaways

- AspenBio is developing AppyScore, a blood-based test to aid emergency physicians in the identification of low risk patients when acute appendicitis is suspected.
- AppyScore is designed to help physicians manage *children and adolescents* with abdominal pain suspicious for acute appendicitis who are at low risk of the disease
- Healthcare benefit: ***Fewer CTs = Reduced radiation exposure***
- Hospital benefit: ***Enhanced decision making, reduced cost and increased workflow***
- Pilot study demonstrated effectiveness of AppyScore in identifying low risk patients
- Substantial global market potential
- First mover advantage

Aspen Bio Pharma





Contact Us



AspenBio Pharma, Inc.

1585 South Perry Street

Castle Rock, CO 80104

Phone: 303.794.2000

Fax: 303.798.8332

www.aspenbiopharma.com